EXHIBIT g.(1)(f)

VALIC COMPANY I

2929 Allen Parkway

Houston, TX 77019

October 30, 2012

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, MA 02111

Re:	Dynamic Allocation Fund (the “Fund”),

a series of VALIC Company I ( “VC I”)

Ladies and Gentlemen:

In accordance with Section 21 of the Master Custodian Agreement, dated as of January 18, 2006, by and between each registered investment company party thereto, including VC I, and State Street Bank and Trust Company, VC I hereby requests that your bank act as Custodian for the Fund under the terms of the Master Custodian Agreement. In connection with such request, attached is a revised Appendix A to the Master Custodian Agreement, dated as of the date hereof, reflecting the addition of the Fund.

Sincerely, VALIC COMPANY I

By:
Name:	Nori L. Gabert
Title:	Secretary

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:

Name:

Title:

Effective Date:             , 2012

EXHIBIT g.(1)(f)

APPENDIX A

To the

MASTER CUSTODIAN AGREEMENT

Between

EACH VALIC/SUNAMERICA REGISTERED INVESTMENT COMPANY and

STATE STREET BANK AND TRUST COMPANY

(Dated as of January 18, 2006*)

VALIC Company I

- Asset Allocation Fund

- Blue Chip Growth Fund

- Broad Cap Value Income Fund

- Capital Conservation Fund

- Core Equity Fund

- Dividend Value Fund

- Dynamic Allocation Fund

- Emerging Economies Fund

- Foreign Value Fund

- Global Real Estate Fund

- Global Social Awareness Fund

- Global Strategy Fund

- Growth Fund

- Government Securities Fund

- Growth & Income Fund

- Health Sciences Fund

- Inflation Protected Fund

- International Equities Fund

- International Government Bond Fund

- International Growth Fund

- Large Cap Core Fund

- Large Capital Growth Fund

- Mid Cap Index Fund

- Mid Cap Strategic Growth Fund

- Money Market I Fund

- Nasdaq-100® Index Fund

- Science & Technology Fund

- Small Cap Aggressive Growth Fund

- Small Cap Fund

- Small Cap Index Fund

- Small Cap Special Values Fund

- Small-Mid Growth Fund

- Stock Index Fund

- Value Fund

*	Appendix A most recently revised , 2012.

EXHIBIT g.(1)(f)

VALIC Company II

- Aggressive Growth Lifestyle Fund

- Capital Appreciation Fund

- Conservative Growth Lifestyle Fund

- Core Bond Fund

- High Yield Bond Fund

- International Opportunities Fund

- Large Cap Value Fund

- Mid Cap Growth Fund

- Mid Cap Value Fund

- Moderate Growth Lifestyle Fund

- Money Market II Fund

- Small Cap Growth Fund

- Small Cap Value Fund

- Socially Responsible Fund

- Strategic Bond Fund

Seasons Series Trust

- Allocation Balanced Portfolio

- Allocation Growth Portfolio

- Allocation Moderate Growth Portfolio

- Allocation Moderate Portfolio

- Asset Allocation: Diversified Growth Portfolio

- Cash Management Portfolio

- Diversified Fixed Income Portfolio

- Focus Growth Portfolio

- Focus Value Portfolio

- International Equity Portfolio

- Large Cap Growth Portfolio

- Large Cap Value Portfolio

- Mid Cap Growth Portfolio

- Mid Cap Value Portfolio

- Multi-Managed Growth Portfolio

- Multi-Managed Income/Equity Portfolio

- Multi-Managed Income Portfolio

- Multi-Managed Moderate Growth Portfolio

- Real Return Portfolio

- Small Cap Portfolio

- Stock Portfolio

SunAmerica Series Trust

- American Funds Asset Allocation SAST Portfolio

- American Funds Global Growth SAST Portfolio

- American Funds Growth SAST Portfolio

- American Funds Growth-Income SAST Portfolio

- Aggressive Growth Portfolio

- Alliance Growth Portfolio

- Balanced Portfolio

- Blue Chip Growth Portfolio

- Capital Growth Portfolio

- Cash Management Portfolio

- Corporate Bond Portfolio

- Davis Venture Value Portfolio

EXHIBIT g.(1)(f)

- “Dogs” of Wall Street Portfolio

- Equity Index Portfolio

- Emerging Markets Portfolio

- Equity Opportunities Portfolio

- Foreign Value Portfolio

- Fundamental Growth Portfolio

- Global Bond Portfolio

- Global Equities Portfolio

- Growth-Income Portfolio

- Growth Opportunities Portfolio

- High-Yield Bond Portfolio

- International Diversified Equities Portfolio

- International Growth and Income Portfolio

- Marsico Focused Growth Portfolio

- MFS Massachusetts Investors Trust Portfolio

- MFS Total Return Portfolio

- Mid-Cap Growth Portfolio

- Real Estate Portfolio

- Small & Mid Cap Value Portfolio

- Small Company Value Portfolio

- SunAmerica Dynamic Allocation Portfolio

- SunAmerica Dynamic Strategy Portfolio

- Technology Portfolio

- Telecom Utility Portfolio

- Total Return Bond Portfolio

- American Funds Growth SAST Portfolio

- American Funds Global Growth SAST Portfolio

- American Funds Growth-Income Portfolio

- American Funds Asset Allocation SAST Portfolio

- Protected Asset Allocation SAST Portfolio

Anchor Series Trust

- Asset Allocation Portfolio

- Capital Appreciation Portfolio

- Government and Quality Bond Portfolio

- Growth and Income Portfolio

- Growth Portfolio

- Multi-Asset Portfolio

- Natural Resources Portfolio

- Strategic Multi-Asset Portfolio

SunAmerica Series, Inc.

- Focused Growth Portfolio

- Focused Large-Cap Growth Portfolio

- Focused Growth and Income Portfolio

- Focused Small-Cap Value Portfolio

- Focused Dividend Strategy Portfolio

- SunAmerica Strategic Value Portfolio

- Focused Technology Portfolio

- Focused Small-Cap Growth Portfolio

- Focused Multi-Asset Strategy Portfolio

- Focused Balanced Strategy Portfolio

- Focused Star ALPHA Portfolio

EXHIBIT g.(1)(f)

SunAmerica Equity Funds

- SunAmerica Value Fund

- SunAmerica International Dividend Strategy Fund

- SunAmerica Japan Fund

SunAmerica Income Funds

- SunAmerica Strategic Bond Fund

- SunAmerica GNMA Fund

- SunAmerica High Yield Bond Fund

- SunAmerica US Government Securities Fund

SunAmerica Money Market Fund, Inc.

- SunAmerica Money Market Fund

SunAmerica Specialty Series (formerly AIG Series Trust)

- 2015 High Watermark Fund

- 2020 High Watermark Fund

- SunAmerica Alternative Strategies Fund

- SunAmerica Global Trends Fund

- SunAmerica Focused Alpha Growth Fund

- SunAmerica Focused Alpha Large-Cap Fund

SunAmerica Senior Floating Rate Fund, Inc.

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